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                                                                    Exhibit 4.1

                        [Horizontally Set Certificate]


                            [Asset Alliance Logo]

NUMBER                                                                   SHARES

                          ASSET ALLIANCE CORPORATION
A            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK $.01 PAR VALUE                                 CUSIP 045412 10 3

                                          SEE REVERSE FOR CERTAIN DEFINITIONS


________________________________________________________________________________
This Certifies That

is the owner of
________________________________________________________________________________
   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                          Asset Alliance Corporation
(the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Arnold L. Mintz                          /s/ Bruce H. Lipnick
______________________________________       ___________________________________
EXECUTIVE VICE PRESIDENT AND SECRETARY       PRESIDENT

                          ASSET ALLIANCE CORPORATION

                                CORPORATE SEAL

                                     1996

                                   DELAWARE


[Set on Side]

Countersigned and Registered:

                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                   ---------------------------------------
                             (NEW YORK, NEW YORK)


                          Transfer Agent and Registrar


By: ___________________________________
            Authorized Signature


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                          Asset Alliance Corporation

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in    UNIF GIFT MIN ACT - .......... Custodian ...........
          common                                 (Cust)                (Minor)
TEN ENT - as tenants by                         under Uniform Gifts to Minors
          the entireties                        Act ...........................
JT TEN -  as joint tenants                                 (State)
          with right of
          survivorship
          and not as
          tenants in
          common

   Additional abbreviations may also be used though not in the above list.


For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

___________________________________________


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________



_______________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:     __________________________________



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.